Putnam
California
Tax Exempt
Money Market
Fund

SEMIANNUAL REPORT

March 31, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Amid ongoing improvement in California's economic and fiscal situation, the state's municipal money market environment has become more and more positive. Nevertheless, we remain extremely cautious in our securities selection process and continue to seek only those holdings that meet the highest quality standards."

                                               -- Brian Torpey, manager
                                                  Putnam California Tax Exempt
                                                  Money Market Fund

   CONTENTS

 4 Report from Putnam Management

 7 Fund performance summary

 9 Portfolio holdings

12 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[Copyright] Karsh, Ottawa

Dear Shareholder:

The financial troubles in Asia continued to dominate the capital markets during the first half of Putnam California Tax Exempt Money Market Fund's fiscal year, pushing aside worries that the continued strength in the U.S. economy would have inflationary implications. The rush of funds to the safety of the U.S. bond market did push yields on most bonds, including municipals, lower -- and their prices higher.

The Federal Reserve Board kept close watch on these events, as you might expect. But in the end, the Fed remained on the sidelines, apparently content that the economic engine was still sufficiently under control.

In this environment, Fund Manager Brian Torpey continued to focus on maintaining capital preservation, superior credit quality, and liquidity, regardless of market conditions. In the following report, Brian discusses his strategy during the six months ended March 31, 1998, and looks at prospects for the fiscal year's second half.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 20, 1998



Report from the Fund Manager
Brian S. Torpey

With the U.S. economic engine continuing to steam ahead and inflation remaining low, the semiannual period ended March 31, 1998, brought few changes for money market investors. Once again, Putnam California Tax Exempt Money Market Fund delivered a competitive total return while maintaining a stable $1.00 share price, as its ongoing focus on superior quality, preservation of capital, and current tax-free income continued to prove successful.

* ECONOMIC GROWTH CONTINUES; INFLATION REMAINS AT BAY

Despite concerns about fallout from the Asian financial crisis, the U.S. economy maintained a rather heady pace of expansion during the semiannual period. Indeed, U.S. economic data did not experience substantial negative consequences from an Asian tsunami as weaker demand in Asia pushed down worldwide commodities prices and long-term interest rates.

Isolated Asian-related pressures notwithstanding, most sectors and regions of the U.S. economy continue to evidence strong growth. California's economy remained vibrant, and as a result of increased tax revenues sustained by solid growth, the state's borrowing needs have continued to drop throughout the 1990s. Consumers appear to be in excellent shape overall with strong employment and income gains helping to boost consumer confidence and spending.

While the economy continues to expand at a rate that in the past would have been considered a harbinger of inflationary pressures, current data show virtually no signs of higher inflation. The inflation rate for 1997 was just 1.4%, and so far the numbers for 1998 seem similarly low. Given such a benign environment, the Federal Reserve Board has kept monetary policy on hold throughout the period. In fact, the Fed has not raised the federal funds rate, the benchmark rate on overnight loans between banks, since March 1997. At that time, policymakers feared the then strong economic demand would result in increased inflation.

* MONEY MARKET CONTINUES TO ATTRACT CASH

Money market funds continued to receive record inflows over the past six months. Investors are moving assets to more conservative, high-quality investments because of a more volatile stock market, a potential intervention by the Fed, and the Asian crisis. Money market funds are attractive because of the flat yield curve environment, resulting in tighter spreads compared to long-term funds while holding liquid, quality assets.

Your fund, in fact, prefers to focus exclusively on conservative tax-exempt money market securities of the highest quality. These include variable rate demand notes (VRDNs), tax-exempt notes, and municipal commercial paper from large top-quality issuers. VRDNs are instruments that pay variable interest rates that reset daily, weekly, or monthly. Superior quality thus remains a hallmark of your fund. With the exception of general obligation securities issued by the state of California, all portfolio holdings are backed by letters of credit or insurance or are U.S. Treasury issues.

Diversification is another key element of your fund's conservative strategy. The Securities and Exchange Commission recently updated its Rule 2a-7 requirements for tax-exempt money market funds to take effect July 1, 1998. Because Putnam Management has always believed in the prudence of diversification, your fund is already in compliance with these new requirements.

* NEUTRAL DURATION STRUCTURE KEEPS FUND FLEXIBLE FOR WHAT LIES AHEAD

In seeking to position the fund appropriately for the current interest-rate environment and for any changes that may lie ahead, we have continued our strategy of maintaining flexibility. At the end of the period, this meant keeping the fund's average days to maturity neutral relative to the market. This positioning readies the fund to capitalize on the higher tax-exempt security yields that typically become available during the second quarter due to tax-exempt money market fund cash outflows for income tax payments. We also expect to take advantage of new VRDN supply that should become available in June and July, a time when many states conclude their fiscal years and come to market with municipal issues.


PERFORMANCE COMPARISONS (3/31/98)

                                         Current   After-tax
                                         return*    return
------------------------------------------------------------------------------
Passbook savings account                  2.00%      1.10%
------------------------------------------------------------------------------
Taxable money market fund 7-day yield     5.05       2.77
------------------------------------------------------------------------------
3-month certificate of deposit            4.12       2.26
------------------------------------------------------------------------------
Putnam California Tax Exempt
Money Market Fund (7-day yield)           2.84       2.84
------------------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and on bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals. After-tax return assumes a 45.22% maximum combined federal and state income tax rate.

*Sources: BankBoston (passbook savings), Bank Rate Monitor (3-month CDs), IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).

For the time being, it appears that economic strength and low inflation can indeed go hand in hand. With the Fed waiting to see how and if the Asian financial crisis will affect the U.S. economy, short-term interest rates appear to be on hold for now. Should the economy begin to overheat, however, the Fed may be forced to raise rates. Your fund's duration structure and conservative, quality-focused strategy position it well for this environment by providing the flexibility to capture any higher yields that become available.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/98, there is no guarantee the fund will continue to hold these securities in the future. An investment in this fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that a $1.00 share price will be maintained.

Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam California Tax Exempt Money Market Fund is designed for investors seeking current income exempt from federal income tax and California personal income tax, consistent with capital preservation, stable principal, and liquidity.

TOTAL RETURN FOR PERIODS ENDED 3/31/98

                                                    Lipper
                                                   California
                                                   Tax Exempt      Consumer
                                  Fund shares     Money Market      Price
                                    at NAV        Fund Average      Index
------------------------------------------------------------------------------
6 months                             1.43%           1.44%         0.62%
------------------------------------------------------------------------------
1 year                               2.92            2.99          1.38
------------------------------------------------------------------------------
5 years                             13.37           14.67         12.95
Annual average                       2.54            2.77          2.47
------------------------------------------------------------------------------
Life of fund (10/26/87)             42.11           44.75         40.68
Annual average                       3.43            3.61          3.33
------------------------------------------------------------------------------

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Performance data represent past results and are not indicative of future returns. Investment returns will fluctuate. An investment in the fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share. The fund's holdings do not match those in the Lipper Average.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 3/31/98
------------------------------------------------------------------------------
Distributions (number)                           6
------------------------------------------------------------------------------
Income                                       $0.014219
------------------------------------------------------------------------------
Total                                        $0.014219
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current 7-day yield1                           2.84%
------------------------------------------------------------------------------
Taxable equivalent2                            5.18
------------------------------------------------------------------------------
Current 30-day yield1                          2.74
------------------------------------------------------------------------------
Taxable equivalent2                            5.00
------------------------------------------------------------------------------

1The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance.

2Assumes maximum 45.22% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

COMPARATIVE BENCHMARKS

Lipper California Tax Exempt Money Market Fund Average, used for performance comparison purposes, is an arithmetic average of the total return of all California tax-exempt money market mutual funds tracked by Lipper Analytical Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper average. It is not possible to invest directly in the average.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Portfolio of investments owned
March 31, 1998 (Unaudited)


Key to Abbreviations

COP        - Certificate of Participation
FHA Insd.  - Federal Housing Administration Insured
G.O. Bonds - General Obligation Bonds
LOC        - Letter of Credit
MBIA       - Municipal Bond Investors Assurance Corporation
RAN        - Revenue Anticipation Notes
VRDN       - Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (96.8%) *
PRINCIPAL AMOUNT                                                            RATINGS**                  VALUE

California (91.9%)
------------------------------------------------------------------------------------------------------------
     $2,200,000  CA Hlth. Fac. Fin. Auth. VRDN (Sutter Hlth.),
                   Ser. A, 3.8s, 3/1/20 (Morgan Guaranty Trust
                   Co. LOC)                                                    A-1+               $2,200,000
      1,350,000  CA Poll. Cntrl. Fin. Auth. Rev. Bonds
                   (Chevron USA Inc.), 3.9s, 11/15/01                          AA                  1,350,378
      2,200,000  CA Poll. Cntrl. Fin. Auth. Rev. Bonds VRDN
                   (Pacific Gas & Elec.), Ser. F, 3.7s, 11/1/26
                   (Banque Nationale Paris LOC)                                A-1+                2,200,000
      1,205,000  CA Poll. Cntrl. Fin. Auth. Rev. Bonds VRDN
                   (Southdown, Inc.), 3.6s, 2/15/13
                   (Societe General LOC)                                       SP-1                1,205,000
      3,000,000  CA Pub. Cap. Impt. Fin. Auth. Rev. Bonds VRDN
                   (Pooled Project), Ser. C, 3.8s, 6/1/28
                   (National Westminster Bank LOC)                             VMIG1               3,000,000
        250,000  CA State G.O. Bonds, 8 1/4s, 9/1/98                           A-1+                  254,640
      5,000,000  CA State RAN, 4 1/2s, 6/30/98                                 SP-1                5,008,900
      2,200,000  CA Statewide Cmnty. Dev. Auth. COP VRDN
                   (Northern CA Retired Officers), 3.75s, 6/1/26
                   (Dresdner Bank A.G. LOC)                                    VMIG1               2,200,000
        600,000  CA Statewide Cmnty. Dev. Auth. COP VRDN
                   (Barton Memorial Hosp.), 3.5s, 12/01/09
                   (Banque Nationale Paris LOC)                                VMIG1                 600,000
      2,200,000  Irvine Ranch, Wtr. Dist. G.O., VRDN (Cons. Bonds),
                   Ser. B, 3.75s, 10/01/09
                   (Landesbank Hessen-Thuringen LOC)                           A-1+                2,200,000
      1,600,000  Lancaster, Redev. Agcy. Rev. Bonds VRDN
                   (Woodcreek Garden Apts), 3.8s, 10/1/07
                   (Bank of Tokyo Mitsubishi LOC)                              VMIG1               1,600,000
      1,500,000  Los Angeles Cnty., Trans. Sales Tax Rev. Bonds,
                   Ser. A, 8s, 7/1/18                                          Aaa                 1,545,840
      2,200,000  Los Angeles, Cmnty. Redev. Agcy. Multi-Fam. Hsg.
                   VRDN (Promenade Towers), 3.55s, 4/1/09
                   (Barclays Bank LOC)                                         VMIG1               2,200,000
        920,000  Northern CA Pwr. Agcy. Pub. Pwr. Rev. Bonds,
                   Ser. B-1, 8s, 7/1/24                                        AAA                   929,752
      1,300,000  Oakland, COP VRDN (Cap. Equip.), 3.7s, 12/1/15
                   (National Westminster Bank LOC)                             VMIG1               1,300,000
      1,600,000  Orange Cnty., Apt. Dev. Rev Bonds VRDN
                   (Vintage Woods), Ser. E, 3.9s, 11/1/08
                   (Bank of Tokyo Mitsubishi LOC)                              VMIG1               1,600,000
      1,900,000  Palm Springs Cmnty., Redev. Agcy. COP VRDN
                   (Headquarters Hotel 10), 3.5s, 12/1/14
                   (Citibank LOC)                                              A-1+                1,900,000
      1,705,000  Riverside Cnty., COP VRDN (Corr. Fac. Impt.),
                   Ser. D, 3.45s, 12/1/15
                   (National Westminster LOC)                                  A-1+                1,705,000
      2,100,000  San Bernardino Cnty., Multi-Fam. Hsg. Rev. Bond,
                   VRDN (Castle Peak Apts), 4.05s, 11/1/05
                   (Bank of Tokyo Mitsubishi LOC)                              VMIG1               2,100,000
        800,000  San Diego Cnty., Tax & Rev. G.O. Antic. Notes,
                   4 1/2s, 9/30/98 (Canadian Imperial Bank LOC)                SP-1                  803,064
      2,200,000  San Diego, Hsg. Auth. Multi-Fam. Hsg. Rev. Bonds
                   VRDN (Paseo Point Apartments) Ser. A, 3.9s,
                   8/1/15 (Bank of Tokyo Mitsubishi LOC)                       VMIG1               2,200,000
        350,000  San Mateo Cnty., Trans. Dist. Rev. Bonds, Ser. A,
                   MBIA, 4s, 6/1/98                                            Aaa                   350,168
        170,000  San Mateo Cnty., Trans. Auth. Rev. Bonds, Ser. A,
                   MBIA, 4s, 6/1/98                                            Aaa                   170,082
      2,100,000  Upland, Multi-Fam. Hsg. Auth. VRDN
                   (Village Green), 3.8s, 9/1/10
                   (Bank of Tokyo Mitsubishi LOC)                              VMIG1               2,100,000
                                                                                              --------------
                                                                                                  40,722,824

Puerto Rico (4.9%)
------------------------------------------------------------------------------------------------------------
        800,000  Puerto Rico Commonwealth, Hwy. Auth. Rev.
                   Bonds, Ser. N, 8s, 7/1/03                                   Aaa                   824,552
      1,000,000  Puerto Rico Indl. Med. & Env. Poll. Control Rev.
                   Bonds (Dr. Pila Hosp.) Ser. A, FHA Insd., 7.85s,
                   8/1/99 (Citibank N.A. LOC)                                  Aaa                 1,033,710
        300,000  Puerto Rico Tel. Auth. Rev. Bonds, Ser. M,
                   MBIA, 4.4s, 1/1/99                                          Aaa                   301,686
                                                                                              --------------
                                                                                                   2,159,948
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $42,882,772) ***                                        $42,882,772
------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $44,310,730.

**  The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
    March 31, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
    While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 1998.

    Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment Grade", or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper.  Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

    Moody's Investor Service, Inc.
    MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
    MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
    AAA/Aaa = Extremely strong capacity to pay interest and repay principal
    AA = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
    P-1 = Superior capacity for repayment
    P-2 = Strong capacity for repayment

    Standard & Poor's Corp.
    SP-1 = Overwhelming safety characteristics
    SP-2 = Strong capacity to pay interest and repay principal.
    A-1+ = Overwhelming degree of credit and protection
    A-1 = Strong degree of safety
    A-2 = Considered strong but lacks solid strength for timely repayment

*** The aggregate identified cost on a tax basis is the same.

    The rates shown on VRDN are the current interest rates shown at March 31, 1998, which are subject to change based on the terms of the security.

    The fund had the following industry group concentration greater than 10% at March 31, 1998. (as a percentage of net assets):

        Housing                30.9%
        Pollution Control      13.1

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
March 31, 1998 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                                   $42,882,772
---------------------------------------------------------------------------------------------------
Cash                                                                                      1,007,292
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                              422,016
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                       83,258
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              100,000
---------------------------------------------------------------------------------------------------
Total assets                                                                             44,495,338

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                        89,964
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                   34,000
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                 40,365
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 3,817
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    890
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       15,572
---------------------------------------------------------------------------------------------------
Total liabilities                                                                           184,608
---------------------------------------------------------------------------------------------------
Net assets                                                                              $44,310,730

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Note 4)                                                                $44,310,730
---------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share
($44,310,730 divided by 44,310,730 shares)                                                    $1.00
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.






Statement of operations
Six months ended March 31, 1998 (Unaudited)

Tax exempt interest income                                                                $614,448
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                            77,420
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                              37,534
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                            1,778
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             1,772
--------------------------------------------------------------------------------------------------
Auditing                                                                                    10,739
--------------------------------------------------------------------------------------------------
Legal                                                                                        6,676
--------------------------------------------------------------------------------------------------
Total expenses                                                                             135,919
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (41,225)
--------------------------------------------------------------------------------------------------
Net expenses                                                                                94,694
--------------------------------------------------------------------------------------------------
Net investment income                                                                      519,754
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      $519,754
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                           March 31       September 30
                                                                                               1998*              1997
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                      $519,754         $1,107,407
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                        519,754          1,107,407
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                                 (519,754)        (1,107,407)
Increase (decrease) from capital share transactions (Note 4)                             (1,295,353)         1,678,666
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                  (1,295,353)         1,678,666

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                      45,606,083         43,927,417
----------------------------------------------------------------------------------------------------------------------
End of period                                                                           $44,310,730        $45,606,083
----------------------------------------------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

-----------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                       March 31
operating performance         (Unaudited)                                    Year ended September 30
-----------------------------------------------------------------------------------------------------------------------------
                                    1998             1997             1996             1995             1994             1993
-----------------------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------------------
Net investment income            $0.0142          $0.0283          $0.0270          $0.0288          $0.0192          $0.0175
-----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations            $0.0142          $0.0283          $0.0270          $0.0288          $0.0192          $0.0175
-----------------------------------------------------------------------------------------------------------------------------
Total distributions             $(0.0142)        $(0.0283)        $(0.0270)        $(0.0288)        $(0.0192)        $(0.0175)
-----------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           1.43 *           2.87             2.74             2.92             1.94             1.77
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $44,311          $45,606          $43,927          $35,140          $44,799          $45,364
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .39 *            .85              .93             1.00              .67              .89
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           1.51 *           2.80             2.73             2.84             1.84             1.78
-----------------------------------------------------------------------------------------------------------------------------

  * Not annualized

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended September 30, 1995 and thereafter includes amounts paid through expense offset arrangements. Prior Period ratios exclude these amounts. ( Note 2)




Notes to financial statements
March 31, 1998

Note 1
Significant accounting policies

Putnam California Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and California personal income tax as is consistent with preservation of capital, maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of short-term California tax-exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends (and distributions of realized gains, if any) are recorded daily by the fund and are distributed monthly to the shareholders.

E) Amortization of bond premium Premiums from purchases of short-term investments are amortized using the straight-line method.

Note 2
Management fee,
administrative services
and other transactions

Compensation of Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion, and 0.18% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc.

Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended March 31, 1998, fund expenses were reduced by $41,225 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

The Internal Revenue Service is currently examining the treatment of expense offset arrangements in existence since 1994 for another Putnam tax-exempt income fund. Should a determination be made that such amounts should be treated as taxable income, it may give rise to a liability on the part of the fund and require the fund to report these amounts as taxable income in the future. The outcome of this matter cannot currently be predicted.

Each Trustee of the fund receives an annual Trustee fee, of which $140 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 0.35% of the fund's average net assets. Currently, no payments are being made under the plan.

Putnam Mutual Funds Corp., acting as underwriter receives proceeds from contingent deferred sales charges that apply to certain shares that have been exchanged from other Putnam funds. Putnam Mutual Funds received no monies in contingent deferred sales charges from such redemptions.

Note 3
Purchase and sales of securities

During the six months ended March 31, 1998, purchases and sales (including maturities) of investment securities (all short-term obligations) aggregated $123,681,085 and $125,928,280, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At March 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                            Six months ended     Year ended
                                                    March 31   September 30
---------------------------------------------------------------------------
                                                        1998           1997
---------------------------------------------------------------------------
Shares sold                                       28,213,261    162,560,591
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        459,267      1,013,805
---------------------------------------------------------------------------
                                                  28,672,528    163,574,396

Shares
repurchased                                      (29,967,881)  (161,895,730)
---------------------------------------------------------------------------
Net increase
(decrease)                                        (1,295,353)     1,678,666
---------------------------------------------------------------------------



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA  02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Brian S. Torpey
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam California Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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SA055- 42046 064   5/98